UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2009

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed on the Form 8-K dated January 29, 2009, on such date, Converted Organics Inc. (the "Company") entered into amendments (the "Amendments") to its secured convertible debentures in principal amount of a total of $4,500,000 (the "Debentures"), dated January 24, 2008 by and between the Company and each of Professional Offshore Opportunity Fund, Ltd, Professional Traders Fund, LLC and High Capital Funding, LLC (the "Debenture holders"), wherein the maturity date of the Debentures, which was January 24, 2009, was extended until July 24, 2009.

The Amendments also provide, that at any time prior to the amended maturity date, the Debenture holders may convert the principal amount of the Debentures into shares of Company common stock at the default conversion price included in the Debentures, calculated as of the date of any such conversion, such default conversion price being equal to 70% of the average of the three lowest closing prices of the Company’s common stock during the twenty-day trading period immediately prior to the notice of conversion.

The Company previously disclosed on a Form 8-K, dated April 13, 2009, that as of April 13, 2009 the Company had issued an aggregate of 5,967,588 shares of common stock upon the conversion of an aggregate of $3,753,035.22 of Debenture principal. In addition, the Company issued an aggregate of 200,000 shares of its restricted Company common stock in connection with the Debenture holders agreeing to execute the Amendments.

Since April 13, 2009 through April 28, 2009, the Company has issued to the Debenture holders an aggregate of 1,530,556 shares of common stock upon the conversion of an additional $746,964.78 of Debenture principal and $70,399.36 of Debenture interest. As of April 28, 2009, the total number of shares outstanding was 15,202,708 and the remaining principal balance to be converted is $0.

The issuances of the Company common stock in connection with the agreement to execute the Amendments and in connection with the conversions of the Debentures were completed pursuant to Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The Company determined based on representations of the Debenture holders that the Debenture holders were "accredited investors" as defined in Rule 501(a) under the Securities Act.

Item 8.01 Other Events.

On April 28, 2009, the Company issued a press release, which appears as Exhibit 99.1 hereto. Such press release is incorporated by reference in response to this Item 8.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

April 28, 2009	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 28, 2009